Exhibit 99.1

Press Release	Source: Ultra Clean Holdings, Inc.
Ultra Clean Reports Third Quarter 2021 Financial Results

HAYWARD, Calif., October 27, 2021 /PRNewswire/ Ultra Clean Holdings, Inc. (Nasdaq: UCTT), today reported its financial results for the third quarter ended September 24, 2021.

“UCT’s third quarter performance and fourth quarter outlook demonstrate strong execution in a demanding environment across our end markets,” said Jim Scholhamer, CEO. “UCT’s operational and supply chain flexibility has proven to be advantageous in meeting customer demand. Ongoing, targeted investments in our business will expand our global capacity and position us well for sustainable growth.”

Third Quarter 2021 GAAP Financial Results

Total revenue was $553.7 million. Products contributed $482.0 million and Services added $71.7 million. Total gross margin was 20.6%, operating margin was 9.1%, and net income was $31.9 million or $0.71 and $0.70 per basic and diluted share. This compares to total revenue of $515.2 million, gross margin of 19.4%, operating margin of 6.2%, and net income of $17.1 million or $0.39 per basic and diluted share in the prior quarter.

Third Quarter 2021 Non-GAAP Financial Results

On a non-GAAP basis, gross margin was 21.6%, operating margin was 12.4%, and net income was $48.8 million or $1.07 per diluted share. This compares to gross margin of 21.2%, operating margin of 11.7%, and net income of $43.7 million or $0.99 per diluted share in the prior quarter.

Fourth Quarter 2021 Outlook

The Company expects revenue in the range of $590.0 million to $630.0 million and GAAP diluted net income per share to be between $0.89 and $1.06. The Company expects non-GAAP diluted net income per share to be between $1.12 and $1.29.

Conference Call

The call will take place at 1:45 p.m. PT and can be accessed by dialing 1-844-826-3034 or 1-412-317-5179. No passcode is required. A replay of the call will be available by dialing 1-877-344-7529 or 1-412-317-0088 and entering the confirmation code 10160642. The Webcast will be available on the Investor Relations section of the Company's website at http://uct.com/investors/events/.

About Ultra Clean Holdings, Inc.

Ultra Clean Holdings, Inc. is a leading developer and supplier of critical subsystems, components and parts, and ultra-high purity cleaning and analytical services primarily for the semiconductor industry. Under its Products division, UCT offers its customers an integrated outsourced solution for major subassemblies, improved design-to-delivery cycle times, design for manufacturability, prototyping, and high-precision manufacturing. Under its Services Division, UCT offers its customers tool chamber parts cleaning and coating, as well as micro-contamination analytical services. Ultra Clean is headquartered in Hayward, California. Additional information is available at www.uct.com.

Use of Non-GAAP Measures

In addition to providing results that are determined in accordance with Generally Accepted Accounting Principles in the United States of America (GAAP), management uses non-GAAP gross margin, non-GAAP operating margin and non-GAAP net income to evaluate the Company's operating and financial results. We believe the presentation of non-GAAP results is useful to investors for analyzing our core business and business trends and comparing performance to prior periods, along with enhancing investors' ability to view the Company's results from management's perspective. The presentation of this additional information should not be considered a substitute for results prepared in accordance with

GAAP. Tables presenting reconciliations from GAAP results to non-GAAP results are included at the end of this press release.

The Company currently defines non-GAAP net income as net income (loss) before amortization of intangible assets, restructuring charges, executive transition costs, acquisition costs, fair value adjustments, depreciation adjustments, stock-based compensation, certain insurance proceeds, gain on sale of property and the tax effects of the foregoing adjustments.

A reconciliation of our guidance for non-GAAP net income per diluted share for the subsequent quarter is not available due to fluctuations in the geographic mix of our earnings from quarter to quarter, which impacts our tax rate and cannot be reasonably predicted or determined. As a result, such reconciliation is not available without unreasonable efforts and we are unable to determine the probable significance of the unavailable information.

Safe Harbor Statement

The foregoing information contains, or may be deemed to contain, "forward-looking statements" (as defined in the US Private Securities Litigation Reform Act of 1995) which reflect our current views with respect to future events and financial performance. We use words such as "anticipates," “projection,” “outlook,” “forecast,” "believes," "plan," "expect," "future," "intends," "may," "will," "estimates," “see,” "predicts," “should” and similar expressions to identify these forward-looking statements. Forward looking statements included in this press release include our expectations about the semiconductor capital equipment market and outlook. All forward-looking statements address matters that involve risks and uncertainties. Accordingly, the Company’s actual results may differ materially from the results predicted or implied by these forward-looking statements. These risks, uncertainties and other factors also include, among others, those identified in "Risk Factors,” "Management's Discussion and Analysis of Financial Condition and Results of Operations'' and elsewhere in our annual report on Form 10-K for the year ended December 25, 2020 as filed with the Securities and Exchange Commission. Ultra Clean Holdings, Inc. undertakes no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise unless required by law.

Contact:

Rhonda Bennetto, Vice President Investor Relations

rbennetto@uct.com

ULTRA CLEAN HOLDINGS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited; in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 24,	September 25,	September 24,	September 25,
	2021	2020	2021	2020

Revenues:
Product	$481,949	$294,381	$1,270,080	$831,656
Services	71,703	68,895	216,399	197,298
Total revenues	553,652	363,276	1,486,479	1,028,954
Cost of revenues:
Product	393,343	243,582	1,044,831	687,613
Services	46,239	45,118	140,757	127,225
Total cost of revenues	439,582	288,700	1,185,588	814,838
Gross profit	114,070	74,576	300,891	214,116
Operating expenses:
Research and development	6,463	3,514	16,737	10,765
Sales and marketing	13,828	5,989	34,088	17,657
General and administrative	43,195	30,251	127,125	97,498
Total operating expenses	63,486	39,754	177,950	125,920
Income from operations	50,584	34,822	122,941	88,196
Interest income	114	226	271	696
Interest expense	(6,885)	(4,133)	(17,549)	(13,094)
Other income (expense), net	(1,462)	(1,079)	(6,436)	(3,210)
Income before provision for income taxes	42,351	29,836	99,227	72,588
Provision for income taxes	8,392	4,776	21,628	14,932
Net income	33,959	25,060	77,599	57,656
Less: Net income attributable to noncontrolling interests	2,079	695	3,624	2,605
Net income attributable to UCT	$31,880	$24,365	$73,975	$55,051

Net income per share attributable to UCT common stockholders:
Basic	$0.71	$0.60	$1.73	$1.37
Diluted	$0.70	$0.59	$1.69	$1.35
Shares used in computing net income per share:
Basic	44,757	40,367	42,883	40,091
Diluted	45,404	41,149	43,791	40,929

ULTRA CLEAN HOLDINGS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited; in thousands)

	September 24,	December 25,
	2021	2020
ASSETS
Current assets:
Cash and cash equivalents	$456,980	$200,274
Accounts receivable, net of allowance	232,530	145,539
Inventories	324,628	180,385
Prepaid expenses and other current assets	38,615	18,895
Total current assets	1,052,753	545,093

Property, plant and equipment, net	227,849	159,150
Goodwill	263,574	171,132
Intangibles assets, net	261,007	160,519
Deferred tax assets, net	23,107	23,513
Operating lease right-of-use assets	87,008	37,821
Other non-current assets	8,698	5,315
Total assets	$1,923,996	$1,102,543

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Bank borrowings	$23,205	$7,361
Accounts payable	271,363	121,328
Accrued compensation and related benefits	51,976	34,532
Operating lease liabilities	18,203	11,721
Other current liabilities	46,260	26,335
Total current liabilities	411,007	201,277

Bank borrowings, net of current portion	545,085	261,619
Deferred tax liabilities	44,400	33,571
Operating lease liabilities	69,470	31,050
Other liabilities	13,671	23,812
Total liabilities	1,083,633	551,329

Equity:
UCT stockholders’ equity:
Common stock	507,180	309,589
Retained earnings	291,947	217,972
Accumulated other comprehensive gain	911	5,087
Total UCT stockholders' equity	800,038	532,648
Noncontrolling interest	40,325	18,566
Total equity	840,363	551,214
Total liabilities and stockholders' equity	$1,923,996	$1,102,543

ULTRA CLEAN HOLDINGS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited; in thousands)

	Nine Months Ended
	September 24,	September 25,
	2021	2020
Cash flows from operating activities:
Net income	$77,599	$57,656
Adjustments to reconcile net income to net cash provided by operating activities (excluding assets acquired and liabilities assumed):
Depreciation and amortization	50,303	35,064
Stock-based compensation	11,498	9,463
Deferred income taxes	811	(273)
Change in the fair value of financial instruments	12,991	4,376
Gain from insurance proceeds	(7,332)	—
Others	277	(1,939)
Changes in assets and liabilities:
Accounts receivable	(35,358)	(32,677)
Inventories	(70,513)	(2,964)
Prepaid expenses and other current assets	(752)	325
Other non-current assets	(257)	17
Accounts payable	119,472	(21,919)
Accrued compensation and related benefits	6,981	5,916
Operating lease assets and liabilities	(341)	(791)
Income taxes payable	1,033	3,169
Other liabilities	3,619	(2,538)
Net cash provided by operating activities	170,031	52,885
Cash flows from investing activities:
Purchases of property, plant and equipment	(42,725)	(26,535)
Proceeds from sale of equipment, including insurance proceeds	7,577	6,614
Acquisition of business, net of cash acquired	(355,155)	—
Net cash used in investing activities	(390,303)	(19,921)
Cash flows from financing activities:
Proceeds from bank borrowings	394,682	69,670
Proceeds from issuance of common stock	193,106	260
Principal payments on bank borrowings and finance leases	(93,909)	(85,688)
Payments of debt issuance costs	(8,899)	—
Employees’ taxes paid upon vesting of restricted stock units	(7,013)	(1,422)
Others	(128)	(1,428)
Net cash provided by (used in) financing activities	477,839	(18,608)
Effect of exchange rate changes on cash and cash equivalents	(861)	(756)
Net increase in cash and cash equivalents	256,706	13,600
Cash and cash equivalents at beginning of period	200,274	162,531
Cash and cash equivalents at end of period	$456,980	$176,131

ULTRA CLEAN HOLDINGS, INC.
REPORTABLE SEGMENTS
GAAP TO NON-GAAP RECONCILIATION
(Unaudited; dollars in thousands)

	GAAP			Non-GAAP
	Three Months Ended			Three Months Ended
	September 24, 2021			September 24, 2021
	Products	Services	Consolidated	Products	Services	Consolidated
Revenues	$481,949	$71,703	$553,652	$481,949	$71,703	$553,652
Gross profit	$88,606	$25,464	$114,070	$92,870	$26,486	$119,356
Gross margin	18.4%	35.5%	20.6%	19.3%	36.9%	21.6%
Income from operations	$43,753	$6,831	$50,584	$57,436	$11,057	$68,493
Operating margin	9.1%	9.5%	9.1%	11.9%	15.4%	12.4%

	Three Months Ended
	September 24, 2021
	Products	Services	Consolidated
Reconciliation of GAAP Gross profit to Non-GAAP Gross profit (in thousands)
Reported gross profit on a GAAP basis	$88,606	$25,464	$114,070
Amortization of intangible assets (1)	658	1,022	1,680
Restructuring charges (2)	684	-	684
Stock-based compensation expense (3)	534	-	534
Fair value related adjustments (4)	2,388	-	2,388
Non-GAAP gross profit	$92,870	$26,486	$119,356

Reconciliation of GAAP Gross margin to Non-GAAP Gross margin
Reported gross margin on a GAAP basis	18.4%	35.5%	20.6%
Amortization of intangible assets (1)	0.1%	1.4%	0.3%
Restructuring charges (2)	0.2%	-	0.2%
Stock-based compensation expense (3)	0.1%	-	0.1%
Fair value related adjustments (4)	0.5%	-	0.4%
Non-GAAP gross margin	19.3%	36.9%	21.6%

Reconciliation of GAAP Income from operations to Non-GAAP Income from operations (in thousands)
Reported income from operations on a GAAP basis	$43,753	$6,831	$50,584
Amortization of intangible assets (1)	5,795	3,717	9,512
Restructuring charges (2)	1,545	35	1,580
Stock-based compensation expense (3)	3,850	474	4,324
Fair value related adjustments (4)	2,388	-	2,388
Acquisition related costs (5)	105	-	105
Non-GAAP income from operations	$57,436	$11,057	$68,493

Reconciliation of GAAP Operating margin to Non-GAAP Operating margin
Reported operating margin on a GAAP basis	9.1%	9.5%	9.1%
Amortization of intangible assets (1)	1.2%	5.2%	1.7%
Restructuring charges (2)	0.3%	-	0.4%
Stock-based compensation expense (3)	0.8%	0.7%	0.8%
Fair value related adjustments (4)	0.5%	-	0.4%
Non-GAAP operating margin	11.9%	15.4%	12.4%

1	Amortization of intangible assets related to the Company's business acquisitions

2	Represents severance, retention and costs related to facility closures

3	Represents compensation expense for stock granted to employees and directors

4	Represents acquisition fair value adjustments related to inventories

5	Represents costs related to the acquisition of Ham-Let

ULTRA CLEAN HOLDINGS, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP ADJUSTED RESULTS

	Three Months Ended
	September 24,	September 25,	June 25,
	2021	2020	2021
Reconciliation of GAAP Net Income to Non-GAAP Net Income (in thousands)
Reported net income attributable to UCT on a GAAP basis	$31,880	$24,365	$17,098
Amortization of intangible assets (1)	9,512	4,949	9,511
Restructuring charges (2)	1,580	400	(28)
Stock-based compensation expense (3)	4,324	3,284	3,724
Fair value related adjustments (4)	2,288	200	8,583
Acquisition related costs (5)	105	-	8,093
Gain on the sale of property (6)	-	(1,352)	-
Income tax effect of non-GAAP adjustments (7)	(2,760)	(1,352)	(5,259)
Income tax effect of valuation allowance (8)	1,828	(616)	1,956
Non-GAAP net income attributable to UCT	$48,757	$29,878	$43,678

Reconciliation of GAAP Income from operations to Non-GAAP Income from operations (in thousands)
Reported income from operations on a GAAP basis	$50,584	$34,822	$31,947
Amortization of intangible assets (1)	9,512	4,949	9,511
Restructuring charges (2)	1,580	260	(28)
Stock-based compensation expense (3)	4,324	3,284	3,724
Fair value related adjustments (4)	2,388	-	7,183
Acquisition related costs (5)	105	-	8,093
Gain on the sale of property (6)	-	(1,352)	-
Non-GAAP income from operations	$68,493	$41,963	$60,430

Reconciliation of GAAP Operating margin to Non-GAAP Operating margin
Reported operating margin on a GAAP basis	9.1%	9.6%	6.2%
Amortization of intangible assets (1)	1.7%	1.4%	1.8%
Restructuring charges (2)	0.4%	0.1%	-
Stock-based compensation expense (3)	0.8%	0.9%	0.7%
Fair value related adjustments (4)	0.4%	-	1.4%
Acquisition related costs (5)	-	-	1.6%
Gain on the sale of property (6)	-	-0.4%	-
Non-GAAP operating margin	12.4%	11.6%	11.7%

Reconciliation of GAAP Gross profit to Non-GAAP Gross profit (in thousands)
Reported gross profit on a GAAP basis	$114,070	$74,576	$99,883
Amortization of intangible assets (1)	1,680	1,022	1,680
Restructuring charges (2)	684	260	201
Stock-based compensation expense (3)	534	383	414
Fair value related adjustments (4)	2,388	-	7,183
Non-GAAP gross profit	$119,356	$76,241	$109,361

Reconciliation of GAAP Gross margin to Non-GAAP Gross margin
Reported gross margin on a GAAP basis	20.6%	20.5%	19.4%
Amortization of intangible assets (1)	0.3%	0.3%	0.3%
Restructuring charges (2)	0.2%	0.1%	-
Stock-based compensation expense (3)	0.1%	0.1%	0.1%
Fair value related adjustments (4)	0.4%	-	1.4%
Non-GAAP gross margin	21.6%	21.0%	21.2%

Reconciliation of GAAP Interest and other income (expense) to Non-GAAP Interest and other income (expense) (in thousands)
Reported interest and other income (expense) on a GAAP basis	$(8,233)	$(4,986)	$(7,711)
Restructuring charges (2)	-	140	-
Fair value related adjustments (4)	(100)	200	1,400
Non-GAAP interest and other income (expense)	$(8,333)	$(4,646)	$(6,311)

Reconciliation of GAAP Earnings Per Diluted Share to Non-GAAP Earnings Per Diluted Share
Reported net income on a GAAP basis	$0.70	$0.59	$0.39
Amortization of intangible assets (1)	0.21	0.12	0.22
Restructuring charges (2)	0.03	0.01	-
Stock-based compensation expense (3)	0.10	0.08	0.09
Fair value related adjustments (4)	0.05	-	0.19
Acquisition related costs (5)	-	-	0.18
Gain on the sale of property (6)	-	(0.03)	-
Income tax effect of non-GAAP adjustments (7)	(0.06)	(0.03)	(0.12)
Income tax effect of valuation allowance (8)	0.04	(0.01)	0.04
Non-GAAP net income	$1.07	$0.73	$0.99
Weighted average number of diluted shares (thousands) on a non-GAAP basis	45,404	41,149	44,253

ULTRA CLEAN HOLDINGS, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP EFFECTIVE INCOME TAX RATE

	Three Months Ended
	September 24,	September 25,	June 25,
	2021	2020	2021
(in thousands, except percentages)
Provision for income taxes on a GAAP basis	$8,392	$4,776	$6,221
Income tax effect of non-GAAP adjustments (7)	2,760	1,352	5,259
Income tax effect of valuation allowance (8)	(1,828)	616	(1,956)
Non-GAAP provision for income taxes	$9,324	$6,744	$9,524

Income before income taxes on a GAAP basis	$42,351	$29,836	$24,236
Amortization of intangible assets (1)	9,512	4,949	9,511
Restructuring charges (2)	1,580	400	(28)
Stock-based compensation expense (3)	4,324	3,284	3,724
Fair value related adjustments (4)	2,288	200	8,583
Acquisition related costs (5)	105	-	8,093
Gain on the sale of property (6)	(100)	(1,352)	-
Non-GAAP income before income taxes	$60,060	$37,317	$54,119
Effective income tax rate on a GAAP basis	19.8%	16.0%	25.7%
Non-GAAP effective income tax rate	15.5%	18.1%	17.6%

1	Amortization of intangible assets related to the Company's business acquisitions

2	Represents severance, retention and costs related to facility closures

3	Represents compensation expense for stock granted to employees and directors

4	Represents acquisition fair value adjustments related to inventories and fair value adjustments of purchase obligation

5	Represents costs related to acquisitions

6	Represents gain realized on the sale of land in South Korea

7	Tax effect of items (1) through (6) above based on the non-GAAP tax rate

8	The Company's GAAP tax expense is generally higher than the Company's non-GAAP tax expense, primarily due to losses in the U.S. with full federal and state valuation allowances. The Company's non-GAAP tax rate and resulting non-GAAP tax expense considers the tax implications as if there was no federal or state valuation allowance position in effect.